UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2018

EXTRACTION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001- 37907	46-1473923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
370 17th Street, Suite 5300 Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (720) 557-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On January 18, 2018, Extraction Oil & Gas, Inc. (the “Company”) issued a press release regarding the Company’s preliminary operational results for the quarter ended December 31, 2017. The full text of the press release is filed as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.
The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 7.01 Regulation FD Disclosure
The disclosure contained in Item 2.02 is incorporated herein by reference.
The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 8.01 Other Events
Notes Offering
On January 18, 2018, the Company issued a press release announcing that, subject to market conditions, the Company intended to offer senior unsecured notes due 2026 in a private offering to eligible purchasers. A copy of the press release is filed as Exhibit 99.2 and is incorporated in this Item 8.01 by reference. Exhibit 99.2 referenced in this Item 8.01 shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.
Tender Offer
On January 18, 2018, the Company issued a press release announcing the commencement of an offer to purchase for cash (the “Tender Offer”) any and all of its outstanding 7.875% Senior Notes due 2021 (the “2021 Notes”). The terms and conditions of the Tender Offer are described in an Offer to Purchase, dated January 18, 2018. A copy of the press release is filed as Exhibit 99.3 and is incorporated in this Item 8.01 by reference. Exhibit 99.3 referenced in this Item 8.01 shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.
Outstanding Borrowings Under Revolving Credit Facility
As of January 17, 2018, we had $190 million outstanding under our Amended and Restated Credit Agreement, dated as of August 16, 2017, among the Company, certain subsidiaries of the Company, Wells Fargo Bank, National Association, as administrative agent and issuing lender, and the other lenders named therein.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Extraction Oil & Gas, Inc. press release dated January 18, 2018.
99.2	Extraction Oil & Gas, Inc. press release dated January 18, 2018.
99.3	Extraction Oil & Gas, Inc. press release dated January 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

By:	/s/ Russell T. Kelley, Jr.
Russell T. Kelley, Jr.
Chief Financial Officer

Dated: January 18, 2018